Exhibit 9

                           AGREEMENT OF JOINT FILING

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby consent to the joint filing on their behalf of a single
Schedule 13D and any amendments thereto, with respect to the ownership by each of the undersigned of shares of Common Stock of Tecnomatix Technologies Ltd. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

                                    Dated: January 14, 2005


                                    /s/ Aharon Dovrat
                                    ----------------------------------------
                                    Aharon Dovrat


                                    /s/ Shlomo Dovrat
                                    ----------------------------------------
                                    Shlomo Dovrat



                                    A.S. DOVRAT MANAGEMENT LTD.


                                    By:  /s/ Aharon Dovrat
                                         -----------------------------------
                                    Name:   Aharon Dovrat
                                    Title:  Chairman


                                    DOVRAT & CO. LTD.


                                    By:  /s/ Aharon Dovrat
                                         -----------------------------------
                                    Name:   Aharon Dovrat
                                    Title:  Chairman


                                    D ASSOCIATES GP (ISRAEL) LTD.


                                    By:  /s/ Aharon Dovrat
                                         -----------------------------------
                                    Name:   Aharon Dovrat
                                    Title:  Chairman


                                    By:  /s/ Eylon Penchas
                                         -----------------------------------
                                    Name:   Eylon Penchas
                                    Title:  Director


                                    D PARTNERS (ISRAEL) LIMITED PARTNERSHIP


                                    By:  /s/ Aharon Dovrat
                                        ---------------------------------------
                                    Name:   Aharon Dovrat
                                    Title:  Director


                                    By:  /s/ Eylon Penchas
                                        ---------------------------------------
                                    Name:   Eylon Penchas
                                    Title:  Director


                                    D PARTNERS (BVI) L.P.



                                    By:  /s/ Aharon Dovrat
                                        ---------------------------------------
                                    Name:   Aharon Dovrat
                                    Title:  Director


                                    By:  /s/ Eylon Penchas
                                        ---------------------------------------
                                    Name:   Eylon Penchas
                                    Title:  Director